UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2009

Item 1. Report to Stockholders.

FPA Crescent Fund

Annual Report

March 31, 2009

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

51749

LETTER TO SHAREHOLDERS

Dear Shareholders:

Your portfolio declined modestly in calendar Q1 2009, although it did fare better than the stock market that began the year with a smart rebound, only to tumble to levels not seen since 1997, and 57% from its high.1 We are now in the midst of a nitrous-fueled rally, as the stock market has increased 28.5% in six weeks — the steepest rally since 1938 but still leaving the market down on the year.2 More detailed returns of both our Fund and the comparative indexes can be found at the end of this letter.

Although we expected such a rebound, it would have been more impressive to have known when and from what level the market was going to begin this large move. As we discussed just three months ago in our 2008 year-end letter:

"We do not see the opportunity in equities today, at least relatively. This is not to say that stocks cannot increase in value. They can and they might. We would not be surprised by a sizeable stock market rally. It might be precipitated by a well-received Obama bail-out package (yes, another one). If that were to happen, it will regrettably occur without much participation from your capital that has been entrusted to us. We believe that such a rally, however, will prove fleeting. We do not define opportunity to be just one of making money. We must avoid inappropriate risk as well....

We believe that the market's upward move (to some indeterminate point) will prove ephemeral, just your usual cyclical bull market rally that occurs in a secular bear market. As we have discussed in past letters, the Nikkei index declined 80% over thirteen years (from 1989 to 2002); and yet, the Nikkei temporarily rallied more than 20% on eight occasions, seeing a bounce of more than 50% twice. We do not mean to say that we are like Japan, just that it exemplifies what a bear market looks like.

Just as a bull market does not price every stock correctly, neither does a bear market for the simple reason that what might be true in the future quite likely isn't the case at a moment of anticipation. Our continued employment rests on our ability to find enough of those mispriced securities to assemble a portfolio that will perform well over time. We have accomplished this, to date, by giving due consideration to the prospective economic climate, Federal policy-making, business fundamentals, valuation, the quality of a management team, and what changes might affect sectors and industries that might not be appropriately priced today. In each case, we determine what we believe the future has in store. We do not wear the mantle of the soothsayer, but we do handicap what we believe to be the range of future outcomes. We determine the likelihood of a certain reality and then compare that to the perception that has found its way into the pricing of a given security. It used to be that screening for companies based on low valuations was enough of a starting point as we built portfolios from the bottom up. The world is bigger, more complicated, and more interconnected than it has been in the past. We therefore try, to the best of our ability, to consider investments with a more global understanding of what may drive success or failure. The economy is the obvious place to begin today.

Economy

We have lived with the illusion of prosperity for at least a decade. Even now, we doubt that most realize the magnitude of our current challenges and the potential problems that the "solutions" may generate. Our past excesses now haunt us. Their very magnitude dictates a protracted time to recovery — the deeper the cut, the longer the time to heal. The U.S. (and global) economy has not seen such weakness since the 1930s. In an effort to avoid reliving the tragedy of that era and to similarly circumvent a lost decade that was Japan's in the 1990s, the Federal Reserve has flooded the system with an unprecedented amount of money. The U.S. appears to have taken the early lead in the global race to see who can print money the fastest. Like the hurtling waters that exit a fallen dam, we find it impossible to trace each drop, but know that some will evaporate, some will seep into the

1 The S&P 500 closed at 676.53 on March 9, 2009. The S&P 500 had not traded at that level since 1996.

2 The S&P 500 rallied 28.5% from its March 9, 2009 through April 17, 2009.

LETTER TO SHAREHOLDERS

earth to no benefit, and some will wreak havoc. One can only hope that our elected and appointed Washington leaders will make the appropriate policy decisions. We feel, though, that should this grand experiment meet with success, it will come not because of government policy, but in spite of it.

Much of the aggressive and unprecedented Fed action has been designed to add liquidity to the banking system so that banks will have the ability to lend money. Once the banks have the necessary capital, the next step will be for them to lend, but their willingness to lend (hopefully) must be met by an equivalent desire and capability to borrow. Neither banker nor borrower seems to feel that compunction today. Ultimately, lending and borrowing will return but we doubt that there will be enough on either side for us to see anything more than a modest rebound. We do believe that the worst of the credit crisis is behind us and capital has begun to become available with banks lending (cautiously) and companies being able to tap the capital markets with new debt issues — both at higher costs to the borrower than experienced pre-2008. Although positive, we do not suggest that the economy is back on firm footing and set for a renewed upward trajectory

The U.S. consumer does not have the balance sheet to spend our economy back to prosperity. Importantly, we need to rebuild our manufacturing base. We would like to see a greater government focus on creating jobs (beyond the more temporary employment that comes with the infrastructure improvement). This should include retraining of workers and tax credits for new manufacturing operations, particularly those that will continue to allow the U.S. to maintain a technological competitive position. Such an investment will not add much to growth over the short run, but longer-term it should accrue to our benefit, as opposed to such temporary measures as tax rebates that offer short-term bumps but have no lasting impact.

Increased government spending, although necessary, is a stop-gap measure and we need trillions to move the needle. There is no way that the money now being thrown at our economy won't show some benefit, i.e., some growth in gross domestic product (GDP). We doubt, however, if there will be much of a return on the taxpayer's investment. It seems that for each incremental dollar our government spends we have less to show for it. Our national income — or GDP — suffers from declining consumption, low levels of investment, and weak exports.3 GDP, negatively impacted by a fall in consumption, could eventually be offset by a rise in exports if we make this important commitment to our manufacturing base. This answer, however, seems to have been overwhelmed by the Fed's response of papering over the problem by printing money to fill the gaps left by the frozen debt markets.

From our perspective, too much attention is being paid to installing a fire alarm system for a building that's already been torched. To avoid a repeat of the credit crisis, our elected officials, largely unschooled in business, will put in place regulation, some more regulation, and then some additional regulation. The resulting frictional costs will have to be borne by our economy for years to come, if not forever as government tends to get bigger over time. We just had 535 Senators and Congressmen spend an inordinate amount of time debating how to get back the bonuses that had been paid to the employees of the AIG finance unit. We are not in favor of taxpayers funding unnecessary compensation but if these employees worked throughout 2008 under the terms of their contracts, they should be compensated accordingly. The amount in question was less than 0.11% of AIG's total bailout and is a question of contract law that we feel Congress should not address. One would think that that time could have been spent on something better than a populist-incited witch hunt.

Such wasteful preoccupation takes necessary eyes off of new rules and regulations that are quickly being introduced, then changed, and sometimes inconsistently applied. You could short financial stocks, then you couldn't, but now you can. Banks needed to mark their assets to market, but now they don't. This company will get some bailout money, but not that one. To wit, the government facilitated a bail-out of Bear Stearns, but not Lehman Brothers. Regulators seized National City Bancorp, while its neighbor across the street, AmTrust, was spared despite the appearances of having less capital and more problem loans. Proposed cramdown legislation that allows for a judge to decide if a homeowner is deserving for mortgage debt forgiveness and, if so, how much,

3 GDP = Consumption + Investment + Gov't Spending + (Exports - Imports)

LETTER TO SHAREHOLDERS

thereby violating the sanctity of contracts. Add to these few examples, questions surrounding healthcare reform, changing credit card regulations, a student loan program overhaul, etc.

Such inequity affects us all. As Mr. Alan Winters recently pointed out in a Wall Street Journal editorial (with tongue held tightly against cheek), "Would somebody please just make up their mind with the new tax codes? How are my wife and I ever supposed to retire if we don't know how much money not to make? It's very unfair. We've done an excellent job keeping our income below $250,000 a year, and are proud to say it's hovering just below $150,000. If it goes any higher we will not be able to participate fully in our new welfare state and may lose valuable incentives to not work...."4

The unfortunate result of the more prominent legal and legislative risk is that we must now consider the changing parameters when committing capital today. We don't see it as being much different than if you were playing Blackjack and in the middle of a hand, with the bets on the table and your cards played, the dealer tells you that he can now play to 23 and you do not have permission to retract your bet, despite the odds having changed so clearly in the house's favor. You may yet make money in that circumstance, but it will not be because you have been able to adequately handicap a range of outcomes.

A business school case study doesn't exist for the steps the government has taken to stimulate the economy while staving off a depression. The government has become its most active in the private sector than at any point since the Great Depression. We do not argue against government involvement as long as it is consistent and temporary, neither of which we believe is or will be true. Aside from problems in the banking system, it appears that every other action or resolution that has been proposed does little to address the key problems that the U.S. government and consumer have their borrowings at unsustainably high levels, whether it be compared to assets or income. This excessive borrowing has allowed the U.S. economy to reach levels that would not otherwise have been possible.

We believe that the U.S. government inappropriately manages to a $14 trillion GDP. Like the little Dutch boy with his finger plugging the hole in the dike, each new GDP shortfall has been met with the finger of a corresponding stimulus. GDP is down 2%, there's a package to make up the almost $300 billion. Another 3%, there's another $400 billion. Recognizing that our economy was fueled by easy money and excess leverage, we must determine the appropriate GDP to which we should manage. An individual that earns $150,000 a year but spends $175,000 cannot live that lifestyle indefinitely. It would be far better for him to live within his means and reduce spending to a level where he feels comfortable and safe, which probably means saving money. We opine that the government should act no differently. It may seem heretical to say, but we believe that we should allow the economy to shrink. Managing to the "right" level will hopefully avoid overshooting into dangerous inflation, and will also set the stage for more sustained growth.

The U.S. will naturally try to protect its interests, but must do so while exercising caution that protectionism not rear its jingoist head, either here or abroad. Congress instituted a number of "Buy American" provisions in its stimulus package that has possibly influenced recent Chinese and Mexican protectionist actions. For example, on the same day in March, Mexico announced new tariffs in retaliation for the U.S. shutting down a pilot program that allowed Mexican truckers to operate on U.S. highways, while China would not allow Coca Cola to buy a Chinese juice company.5 We hope that the Smoot Hawley Tariff Act of 1930 will serve as a failed lesson that protectionism reduces global trade and nobody is the better for it.

Avoiding protectionist tendencies will require discipline as it is an alluring "quick-fix" for an economy shedding jobs at a rate of more than 600,000 per month. More than 5.1 million jobs have been lost since employment peaked in 2007.6 We have not seen job losses like this in two generations. According to the Bureau of Labor Statistics' household survey, the economy has shed more jobs than at any time since they began to collect data in 1950.

4 Winters, Alan J.. "Letters to the Editor". The Wall Street Journal March 4, 2009.

5 March 19, 2009

6 Bloomberg

LETTER TO SHAREHOLDERS

Unemployment does not even tell the whole story of the hit to household income since it does not take into account underemployment,7 and reduced wages. According to Gary Shilling, "In a recent poll, 13% of companies plan layoffs in the next 12 months, but 4% expect to reduce salaries and 8% will cut workweeks."8 On a recent trip to the Southeast, we heard one company talk about a 5% wage decrease across the board. In a conversation with the apparel manufacturing division of a different company, we heard that 80% of their manufacturing employees are now required to take off between two and five days per month. Given this, we do not have a reference point for what the current 8.5% unemployment might mean for how bad things are and what might be further required to get the economy moving forward again.9 We do not believe that the stock market recognizes that further stimulus/bailout money may prove necessary.

We would like to see the government's budget reflect the need to stimulate, but do so without making government bigger, recognizing that government rarely shrinks. Instead, we seem engaged in some sort of selective socialism and sacrifice. Some will pay, while others won't and who those parities may be change from day to day. Our Federal and State governments do not seem willing to share in the pain. More government means more frictional costs in the system. Governments, with their temporary and inexperienced CEOs, bureaucratic structure, and poor accountability have never exhibited an ability to be good managers, and we don't expect that will be any different under the Obama administration. Every proposed state and local budget reflects a legislative wage increase at a time when millions are losing their jobs, and those who still have jobs are earning less. Meanwhile, Congress recently gave themselves a 2.8% pay raise. We would have preferred something more akin to FDR's first 100 days when he cut $100 million, including a 5.6% reduction in congressional wages, as part of "A Bill to Maintain the Credit of the United States Government."10,11,12

While the government has been a spendthrift, we applaud the new frugality that has entered the national consciousness. This should accrue to our longer-term benefit as we will be able to borrow more from ourselves rather than foreigners, and we will have some safety net that should allow us to avoid economic extremes. Near-term, such thriftiness will make the exit from the current recession somewhat more challenging. The consumer benefits the economy to the tune of ~$10 trillion a year, almost 70% of GDP and an increase in the savings rate from 0% to 5% would therefore mean a negative impact of $500 billion, or an approximate GDP hit of 3.5%.

A weak U.S. economy means less dollars flowing back overseas from our excessive spending on imports (and just about everything else.) With less dollars, our trading partners have less to recycle in the purchase of our U.S. Treasury debt, which this year alone will likely exceed $4.25 trillion. This almost unfathomable number includes the almost $2.5 trillion of treasury obligations that mature in 2009, around 40% of the public portion of our national debt. Such an unhealthy duration mismatch of investing long-term but borrowing short-term, combined with less available trade dollars to recycle and inflation fears, has created the understandable concern that the fiat guarantee of the U.S. dollar has seen its best days. Chinese Premier Wen Jiabao recently expressed this concern publicly, "We have lent a huge amount of money to the U.S., so of course we are concerned about the safety of our assets." China remains too joined at the hip with the U.S. to take drastic action over the short-term, but their concern should raise an alarm here that we need to get our house in order. Otherwise, it is only a matter of time that domestic interest rates will increase to the level that justifies their making continued investments in our Treasury debt.

7 Underemployed: Those who work less than a 40-hour week, but would like to work more.

8 Shilling, A. Gary. Insight March 2009.

9 Bureau of Labor Statistics

10 Alter, Jonathan. The Defining Moment, FDR's Hundred Days and the Triumph of Hope. Simon & Schuster, 2006.

11 Bittlingmayer, George, Thomas Hazlett. "FDR's Conservative 100 Days." The Wall Street Journal 3 March 2009 Web.30 Apr 2009.

12 Brudnick, Ida. "Congressional Research Service Salaries of Members of Congress Payable Rates since 1789 and Recent Adjustments."

LETTER TO SHAREHOLDERS

Our economic weakness has had global implications. Even venerable Switzerland has found itself turned inside-out by poor investments in the U.S. Write-downs at Swiss financial institutions have exceeded their GDP, and they are not alone. The resulting impaired balance sheets render a central bank's efforts to stimulate a flagging economy impotent. Central banks cannot stimulate when financial intermediaries are either unwilling or unable to extend the expected amount of credit. Economic productivity will improve over time, but in fits and starts. We would expect the market to react to each new data point with its customary emotional lack of perspective.

Meanwhile, we look to the coming months to provide us economic data that will help give us conviction in deploying capital.

Investments

We search across industries, asset classes, and a company's capital structure, for potential investments. Our favorite prospects, in addition to being good businesses, trade at a valuation that fails to properly discount our frequently contrary estimation of future cash flows. As the credit crisis has created opportunities, we have been able to increase our net exposure to its highest level since 2003. Your portfolio currently maintains a 75% gross exposure, 68% long and 7% short.13 Liquidity has declined from 51% last September 2008 to 25% as of this writing. High yield / distressed ("HY/D") now accounts for 32% of total exposure. We continue to spend most of our time in researching corporate debt that, as we discussed last quarter, offers excellent risk/reward characteristics.

We have established a position in the debt of International Lease Finance Corp. (ILFC), the aircraft-leasing subsidiary of the oft-maligned AIG. We believe the market is overly concerned with ILFC's liquidity, customer creditworthiness, asset quality, and association with AIG. We recognize these risks but feel they have been overly discounted in the ILFC bonds that we purchased with yields-to-maturity we estimated to be in excess of 25%. We maintain that ILFC has adequate liquidity given that the government will support ILFC as long as ILFC is part of AIG. If, however, the government does not backstop ILFC or if the company is sold, then ILFC still has access to vendor financing as well as secured airplane financing. Several of ILFC's airline customers may go bankrupt during this recession; however, since all ILFC's leases are operating leases, they should not become part of bankruptcy proceedings, thereby limiting our concern regarding their customers' balance sheets. Furthermore, in the event of customer non-payment, ILFC can quickly seize their airplanes and hopefully re-lease them. ILFC has a proven management team and one of the youngest, most in-demand airplane portfolios in the world, the value of which should hold up well even under a severe economic downturn. At the cost of our debt, we have effectively created ILFC's aircraft portfolio at more than a 45% discount to its depreciated book value, a level we deem to provide reasonable asset coverage.

The credit crisis also allowed us to purchase Senior Unsecured Notes of The Interpublic Group of Companies ("IPG") at a super attractive 20% yield-to-worst call, and an incredibly inexpensive value of less than 2x debt/trailing twelve-month cash flow, and less than 3x debt/trailing eight year average cash flow (both after taking the company's excess cash balance into consideration.).

The company has a strong balance sheet, consisting of a approximately $2 billion in debt obligations with estimated $750 million of excess cash. This net $1.25 billion in adjusted net debt seems reasonable in the context of our estimated $400 — 600 million of cash flow available for debt service. IPG is the third largest advertising holding company in the world, generating revenue both here and abroad from traditional advertising as well as marketing services. IPG's agencies include, among others, McCann Erickson, Jack Morton, Lowe Worldwide, and MAGNA Global. IPG has a consulting-type relationship with its clients, in which the customer pays a fixed rate for services or professionals provided by the agency. In many cases, the marketing operations of IPG's customer are essentially outsourced to the ad agency. Given the agency's crucial role in the customer's advertising/branding/marking, the agency represents a tax on marketing or advertising activity. Once an agency has reached a critical mass (of clients

13 As of April 22, 2009

LETTER TO SHAREHOLDERS

and professional), the agency's business becomes fairly stable and produces attractive economics — very high levels of free cash flow and the ability to grow that cash flow on the back of client activity, thereby avoiding the need to invest incremental capital. Because the ad agency business is essentially providing people to work on accounts/campaigns, the business has a highly variable cost structure. Should revenues decline dramatically (due to say a depression, repression or whatever the latest moniker that has been attached to the current economic environment), we believe that IPG is more likely than most to remain profitable, due to its highly variable cost base.

Should IPG's profitability be reduced to zero (a circumstance we deem unlikely) and capital markets remained closed, we expect that the company has sufficient cash to meet all maturities through 2010. We expect IPG to remain a performing credit and in the worst case return par value to us at maturity. Due to the high contractual yields on IPG's bonds, the company's liquidity position, strong market position, profitability and variable cost structure we believe the IPG bonds represent an attractive risk reward, with no economic downside in the reasonable worst case, 20% yield to maturity and better than 30% yields to an improved credit.

Nevertheless, as we continue to commit capital, we would not be surprised to lose money over the short-run and, in some cases, we will experience a permanent impairment of capital. We will certainly try to keep the latter occurrences to a minimum. Please keep in mind, however, the difference between a lost bet and a bad bet. There is always the chance that one can lose money when you make an investment. Therefore, the potential upside must more than justify the potential downside. Just because you lost money does not mean it was a bad bet, just a lost bet. If we were to offer you 3 to 1 odds that in calling heads or tails when we flip a U.S. silver dollar, you'd have to take that bet. You may lose, but it wouldn't be a bad bet. We, on the other hand, with the odds against us, may win but that would still have been a bad bet, despite ending in the black.

We have made debt investments in businesses that we believe could file bankruptcy. In those instances, we believe that we have protected our downside by having made purchases at price levels below the amount we anticipate recovering at the consummation of a restructuring process. We have acted cautiously thus far as we expect that the default rates will rise well above current levels and that recovery amounts will prove less than expected. According to Goldman Sachs, "the annualized default rate for March was an 'eye-popping' 19.4%....(and) equally eye-popping are recovery rates, where default losses for unsecured bonds continue to realize at levels below our forecast of 12.5%."14 The number of defaulting companies may reach peaks not seen in seven decades and might choke the dockets of the bankruptcy courts. As a result, we anticipate the bankruptcy process will take longer and prove more costly (a possible boon to the bankruptcy attorneys). A management will seek to maximize cash flow to avoid Chapter 11. Post filing bankruptcy, cash flow may improve as some interest payments are suspended, but that will not always be the case. One consequence of preserving cash flow might be the deferral of necessary capital investments, while another might be worker dismissals that perpetuate employee disillusionment. The longer a business sits unattended and austerity measures remain in place, the lower a debt holder's ultimate recovery value.

We continue to find the shares of the various energy companies particularly attractive. Not only should oil prices rebound in an economic recovery as demand similarly rises but we feel that we retain some optionality that the price per barrel moves higher and stays there longer than people think for the following three reasons:

1) Supply — With the rapid decline in the price of oil, we have seen enormous cuts in spending on drilling, exploration and refining capacity. This supply destruction will likely increase the velocity of oil's rise, once supply and demand recovers.

2) Global inflation — Central banks have primed the global liquidity pump in a manner that heretofore the world has not seen. The potential for inflation has increased and should it rear its bloated head, oil should prove a good hedge.

14 Armstrong, Paul. "Default Rates Reach 'Eye-Popping' Levels in March, Goldman Says." Bloomberg. 24 April 2009.

LETTER TO SHAREHOLDERS

3) Weak U.S. dollar — All things equal, with oil priced in dollars, a weak U.S. currency will mean a rise in the price of oil in dollar terms.

Oil and energy related companies represented 13.7% of your portfolio at quarter's end (net of shorts).

Large government deficits increase the likelihood of higher inflation and interest rates in the future. We have therefore continued to evaluate new opportunities beyond our commitment to energy securities to further protect against such a risk. Our expectation for future dollar weakness has led us to spend more time looking at domestic and foreign-based companies that have less exposure to U.S. dollar sourced earnings. Our preference is increase exposure to currencies other than the dollar, British pound, and Euro. To that end, we have engaged in a search for FPA's first analyst dedicated to the analysis of companies based outside our borders.

FPA Update

One of our Managing Partners and CEO, Bob Rodriguez, recently announced a one-year sabbatical beginning January 1, 2010. We can all be on the obsessive side when it comes to considering investment opportunities and protecting our client's capital, none more so than Bob. Having been friends with Bob for twenty-five years, I'm glad he's finally taking a chance to recharge his battery. Knowing Bob, however, he won't be vying for a shuffle board trophy anytime soon. In between racing cars and spending some long overdue time with his wife, he's spoken often of allocating time in an effort to anticipate the topography of the future investment landscape and to help chart our future course when he returns at the beginning of 2011. In the interim his equity and fixed income products will be led by those partners who have worked most closely with him for what will be eleven years at a minimum. Although I will be stepping into the role of a Managing Partner, I am fortunate that my time will remain committed to investing as our other ever capable Managing Partner and COO, Rich Atwood, will continue to maintain the day to day operations of our firm, just as he has done for these past 9 years. First Pacific Advisors is on as firm a footing as it has ever been and well positioned for such a transition. While Bob doesn't leave for nine months, he will be temporarily missed and we will look forward to his return.

Closing

We continue to hold our own counsel and hope that it largely proves correct over time as we try and dispel myths and uncover truths. The greatest opportunity will be where that gap is widest. The late British industrialist, Sir James Goldsmith, described three ways to lose money. To paraphrase, there is the fun, entertaining way through gambling. The sweet way is to spend it on women. The stupid way is to listen to the experts. We hope to avoid losing money (or as much money) first, and hope to continue to provide a good risk-adjusted return over time.

We will continue to avoid the role of incrementalist (to coin a word), i.e., one whose investment decisions are only marginally different from the market as a whole. We expect to continue to make investments that will significantly overweight certain industries and asset classes that have fallen from favor. A long range view, possibly at the expense of short-term performance, and consistently applied investment principle should continue to allow us to separate ourselves from the noise created by market fluctuations. We look forward to committing risk capital as we patiently await slow, fat pitches in our strike zone.

Respectfully submitted,

Steven Romick
President
April 24, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Lehman Brothers Government/Credit Index and the Balanced Benchmark from April 1, 1999 to March 31, 2009

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclay's Capital Government/Credit Index, reflecting a neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2009

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	6.2	x	23.6	x	13.9	x
Price/Earnings 2009 est.	9.1	x	15.2	x	12.7	x
Price/Book	1.1	x	1.3	x	1.8	x
Dividend Yield	2.5%		2.1%		2.8%
Average Weighted Market Cap (billion)	$36.0		$1.7		$68.1
Median Market Cap (billion)	$1.8		$0.4		$5.6
Bonds
Duration (years)	1.4						5.2
Maturity (years)	1.9						7.5
Yield	10.3%						3.8%

Portfolio Analysis

10 Largest Holdings (excluding U.S. Treasuries)

Covidien LTD	3.6%
ConocoPhillips	3.3%
Ensco International	3.2%
Wal-Mart Stores	2.0%
Chevron	1.7%
American Capital 6.85% 8/12	1.6%
Wellpoint	1.6%
eBay	1.6%
The Interpublic Group 7.25% 8/11	1.6%
Sally Holdings 10.50% 11/16	1.5%
Total	21.7%

Portfolio Composition

Asset Class
Common Stocks, Long	33.5%
Common Stocks, Short	-6.4%
Convertible Debentures	3.7%
Bonds & Notes	32.3%
Cash & Short-term Investments	36.9%
Total	100.0%
Geographic
U.S.	57.0%
Europe	5.3%
Other	0.8%

Performance Statistics

	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	311.0%	297.9%	451.5%	380.6%
Upside Participation		104.4%	68.9%	81.7%
Loss in Down Months - Cumulative	-153.9%	-181.4%	-321.3%	-274.4%
Downside Participation		84.8%	47.9%	56.1%
Up Month - Average	2.6%	2.4%	3.9%	3.2%
Down Month - Average	-2.2%	-2.7%	-4.4%	-3.9%
Delta between Up/Down months - Average	4.8%	5.1%	8.3%	7.1%
Worst Month	-13.9%	-13.9%	-21.5%	-16.8%
Best Month	12.6%	9.2%	14.4%	9.8%
Standard Deviation	10.75	11.03	18.03	15.21
Sharpe Ratio (using 5% risk-free rate)	0.44	0.18	0.10	0.04
Performance
Quarter	-2.5%	-7.2%	-11.4%	-11.0%
Calendar YTD	-2.5%	-7.2%	-11.4%	-11.0%
1 Year - Trailing	-21.6%	-23.5%	-38.2%	-38.1%
3 Years - Trailing	-4.0%	-7.4%	-16.0%	-13.1%
5 Years - Trailing	1.7%	-0.8%	-4.5%	-4.8%
10 Years - Trailing	7.1%	4.8%	3.3%	-3.0%
15 Years - Trailing	9.5%	7.0%	6.6%	5.9%
From Inception[a]	9.8%	7.0%	6.8%	5.7%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2009

HISTORICAL PERFORMANCE

Calendar Year Ended		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	(a)	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure in securities (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, seeking to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 7% better than the equity indexes. FPA Crescent has, on average from inception, captured 75% of the upside monthly performance but just 52% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 35% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 2% better than its benchmarks.

	Crescent	60% R2500/40%BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	3	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a Lipper has recognized FPA Crescent as the #2 balanced fund for 10 years (out of 283) for period ended March 31, 2009.

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2009
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Arkema S.A.	703,372	shs.
ConocoPhillips	189,600	shs.
Cookson Group plc	34,549,091	shs.
Covidien Ltd.	583,100	shs.
eBay Inc. (1)	1,588,600	shs.
ENSCO International Incorporated	579,400	shs.
Total S.A. (ADR) (1)	239,900	shs.
Non-Convertible Bonds & Debentures
American Capital, Ltd. — 6.85% 2012 (1)	$46,824,000
American General Finance Corporation — 5.625% 2011 (1)	$26,430,000
Delta Air Lines — 7.111% 2011 (1)	$9,971,000
Federal Home Loan Mortgage Corporation — 1.5% 2011 (1)	$20,000,000
Ford Credit Europe Bank plc — 7.875% 2011 ($11,405,070 principal) (1)	£7,950,000
Ford Credit Europe Bank plc — 7.125% 2012 ($19,657,360 principal) (1)	€14,840,000
International Lease Finance Corporation — 5% 2010 (1)	$10,604,000
The Interpublic Group of Companies, Inc. — 7.25% 2011 (1)	$23,806,000
Michaels' Stores, Inc. — 2.8125% 2013 (Floating)	$25,920,933
Navistar International Corporation — 3.72875% 2012 (Floating) (1)	$12,521,000
Reliant Energy, Inc. — 7.625% 2014 (1)	$15,230,000
Willis North America — 5.125% 2010 (1)	$11,760,000
Willis North America — 5.625% 2015 (1)	$9,038,000
Convertible Bonds & Debentures
Lucent Technologies Inc. — 2.875% 2023 (1)	$11,097,000
SL Green Realty Corp — 3% 2027 (1)	$27,467,000
NET SALES
Common Stocks
Charming Shoppes, Inc. (2)	2,031,000	shs.
Circuit City Stores, Inc. (2)	1,110,400	shs.
Foot Locker, Inc. (2)	1,384,500	shs.
Magna International Inc. (Class A) (2)	232,300	shs.
Ventas, Inc. (2)	280,000	shs.
Zale Corporation (2)	650,000	shs.

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS — LONG	Shares	Value
ENERGY — 11.7%
Arkema S.A.	806,000	$12,742,860
Chevron Corporation	316,600	21,288,184
ConocoPhillips†	1,067,900	41,818,964
ENSCO International Incorporated†	1,530,200	40,397,280
Patterson-UTI Energy, Inc.	989,776	8,868,393
Plains Exploration & Production Co.*	130,000	2,239,900
Rowan Companies, Inc.	730,000	8,738,100
Total S.A. (ADR)	239,900	11,769,494
		$147,863,175
HEALTH CARE — 6.9%
Amgen Inc.*	328,600	$16,272,272
Covidien Ltd.	1,375,000	45,705,000
Omnicare, Inc.	217,500	5,326,575
WellPoint, Inc.*	538,200	20,435,454
		$87,739,301
RETAILING — 5.0%
eBay Inc.*	1,588,600	$19,952,816
Lowe's Companies, Inc.	934,900	17,061,925
Wal-Mart Stores, Inc.	495,400	25,810,340
		$62,825,081
INDUSTRIAL PRODUCTS — 2.3%
AGCO Corporation*	343,500	$6,732,600
Cookson Group plc	35,820,300	8,346,130
Cymer, Inc.*	402,400	8,957,424
Trinity Industries, Inc.	571,900	5,227,166
		$29,263,320
SERVICE — 2.0%
Brink's Company, The	443,500	$11,735,010
Brink's Home Security Holdings, Inc.*	257,500	5,819,500
G&K Services, Inc.	385,012	7,280,577
		$24,835,087
FINANCIAL SERVICES — 1.9%
Assurant, Inc.†	770,000	$16,770,600
Discover Financial Services	1,145,700	7,229,367
		$23,999,967
CONSUMER NON-DURABLE GOODS — 1.3%
Koninklijke Philips Electronics N.V.	982,600	$14,611,262
WestPoint International, Inc. — stock*,**,††	167,161	1,695,013
WestPoint International, Inc. — rights*,**,††	149,230	204,445
		$16,510,720

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
UTILITIES — 0.8%
PG&E Corporation	160,000	$6,115,200
Reliant Energy, Inc.*	1,393,165	4,444,196
		$10,559,396
AUTOMOTIVE — 0.7%
Group 1 Automotive, Inc.	603,600	$8,432,292
INVESTMENT COMPANIES — 0.5%
Ares Capital Corporation	1,225,209	$5,930,011
MULTI-INDUSTRY — 0.4%
Onex Corporation	441,400	$5,420,392
TOTAL COMMON STOCKS — 33.5% (Cost $550,645,592)		$423,378,742
BONDS & DEBENTURES
CONVERTIBLE BONDS & DEBENTURES REAL ESTATE — 1.9%
General Growth Properties, Inc. — 3.98% 2027**	$7,060,000	$564,800
Hospitality Properties Trust 3.8% 2027	9,565,000	6,815,063
SL Green Realty Corp. — 3% 2027**	27,467,000	16,823,537
		$24,203,400
TECHNOLOGY — 0.8%
Lucent Technologies Inc. — 2.875% 2023	$11,097,000	$9,696,004
ADVERTISING — 0.4%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$5,536,320
FINANCIAL SERVICES — 0.3%
National Financial Partners Corp. — 0.75% 2012	$11,325,000	$3,737,250
AUTOMOTIVE — 0.3%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$3,605,000
TOTAL CONVERTIBLE BONDS & DEBENTURES — 3.7%		$46,777,974

PORTFOLIO OF INVESTMENTS

March 31, 2009

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT — 29.0%
U.S. Treasury Bills — 0.3% 05/21/09	$40,000,000	$39,992,356
U.S. Treasury Bills — 0.235% 06/04/09	50,000,000	49,984,000
U.S. Treasury Bills — 0.345% 07/09/09	60,000,000	59,967,000
U.S. Treasury Bills — 0.405% 09/03/09	50,000,000	49,924,655
U.S. Treasury Bills — 0.396% 09/17/09	100,000,000	99,826,310
U.S. Treasury Bills — 0.39% 09/24/09	66,800,000	66,675,899
		$366,370,220
CORPORATE BONDS & DEBENTURES FINANCIAL SERVICES — 12.4%
American Capital, Ltd. — 6.85% 2012	$46,824,000	$20,582,894
American General Finance — 4.625% 2010	5,111,000	2,406,668
American General Finance — 5.625% 2011	26,430,000	11,764,257
American General Finance — 4.875% 2012	2,330,000	970,864
American General Finance — 5.375% 2012	13,698,000	5,568,922
American General Finance — 5.85% 2013	1,936,000	808,416
American General Finance — 6.9% 2017	3,716,000	1,379,788
CIT Group Inc. — 5.6% 2011	12,174,000	8,402,008
CIT Group Inc. — 5.8% 2011	6,620,000	4,403,558
CIT Group Funding Canada — 5.6% 2011	7,090,000	4,750,300
Delta Air Lines, Inc. — 7.57% 2010	3,363,000	2,965,561
Delta Air Lines, Inc. — 7.111% 2011	9,971,000	8,198,256
Ford Credit Europe — 7.875% 2011 ($11,405,070 principal)	£7,950,000	7,983,549
Ford Credit Europe — 7.125% 2012 ($19,657,360 principal)	€14,800,000	13,206,995
Ford Credit Europe — 7.125% 2013 ($5,312,800 principal)	€4,000,000	3,476,431
International Lease Finance Corporation — 1.49438% 2010 (Floating)	$1,502,000	1,210,101
International Lease Finance Corporation — 5% 2010	10,604,000	8,356,376
International Lease Finance Corporation — 4.875% 2010	942,000	674,971
International Lease Finance Corporation — 5.625% 2010	3,150,000	2,263,496
International Lease Finance Corporation — 5.125% 2010	6,625,000	4,991,474
International Lease Finance Corporation — 5.75% 2011	5,638,000	3,800,068
International Lease Finance Corporation — 4.75% 2012	1,328,000	799,323
International Lease Finance Corporation — 6.625% 2013	1,612,000	878,153
iStar Financial Inc. — 5.125% 2011	2,272,000	1,050,277
iStar Financial Inc. — 5.7% 2014	11,247,000	3,160,519
Northwest Airlines Corporation — 6.841% 2011	1,579,000	1,392,867
SLM Corporation — 3.675% 2009 (Floating)	5,281,000	5,089,247
SLM Corporation — 4% 2010	5,280,000	4,672,853
SLM Corporation — 5.45% 2011	4,852,000	3,426,482
Willis North America — 5.125% 2010	11,760,000	10,822,846
Willis North America — 5.625% 2015	9,038,000	6,483,771
		$155,941,291

PORTFOLIO OF INVESTMENTS

March 31, 2009

NON-CONVERTIBLE BONDS & DEBENTURES — CONTINUED	Shares or Principal Amount	Value
RETAILING — 3.8%
The Home Depot, Inc. — 2.04625% 2009 (Floating)	$5,975,000	$5,831,839
Michaels' Stores, Inc. — 2.8125% 2013 (Floating)**	30,655,933	16,860,763
Sally Holdings LLC — 10.5% 2016	21,104,000	18,540,919
Sears Roebuck Acceptance Corp. — 6.7% 2012	1,978,000	1,247,050
Toys "R" Us Delaware — 4.6988% 2012 (Floating)**	9,861,000	5,817,990
		$48,298,561
ADVERTISING — 2.3%
The Interpublic Group of Companies, Inc. — 5.4% 2009	$3,201,000	$3,154,329
The Interpublic Group of Companies, Inc. — 7.25% 2011	23,806,000	19,929,907
The Interpublic Group of Companies, Inc. — 6.25% 2014	2,726,000	1,784,685
Valassis Communications, Inc. — 8.25% 2015	9,990,000	4,345,650
		$29,214,571
REAL ESTATE — 1.7%
Capital Automotive L.P. — 1.75% 2010 (Floating)**	$7,742,943	$4,103,760
Castle Holdco 4, Ltd. — 4.945% 2014 (Floating) ($24,459,930 principal)	£17,050,000	7,093,380
Castle Holdco 4, Ltd. — 9.875% 2015 ($7,890,300 principal)	£5,500,000	315,700
HCP, Inc. — 4.875% 2010	$6,317,000	5,757,503
HCP, Inc. — 7.072% 2015	3,076,000	2,363,168
HCP, Inc. — 6.3% 2016	3,120,000	2,217,852
		$21,851,363
INDUSTRIAL PRODUCTS — 1.0%
Navistar International Corporation — 3.72875% 2012 (Floating)**	$12,521,000	$9,641,170
Thermadyne Holdings Corporation — 10.5% 2014	5,000,000	3,200,000
		$12,841,170
UTILITIES — 1.0%
Reliant Energy, Inc. — 7.625% 2014	$15,230,000	$12,336,300
CONSUMER NON-DURABLES — 0.7%
Alliance One International, Inc. — 11% 2012	$5,871,000	$5,461,439
B&G Foods, Inc. — 12% 2016	3,645,000	2,819,042
		$8,280,481
AUTOMOTIVE — 0.6%
Penske Automotive Group — 7.75% 2016	$16,200,000	$8,118,792
ENERGY — 0.6%
Dynegy-Roseton Danskamme — 7.27% 2010	$475,124	$452,484
Newfield Exploration Company — 7.625% 2011	7,300,000	7,100,491
		$7,552,975

PORTFOLIO OF INVESTMENTS

March 31, 2009

NON-CONVERTIBLE BONDS & DEBENTURES — CONTINUED	Shares or Principal Amount	Value
HEALTH CARE — 0.5%
Tenet Healthcare Corporation — 9.875% 2014	$8,000,000	$6,240,000
BUSINESS SERVICES — 0.3%
First Data Corporation — 3.1394% 2014 (Floating)**	$4,937,500	$3,320,469
TOTAL CORPORATE BONDS & DEBENTURES — 24.9%		$313,995,973
U.S. GOVERNMENT & AGENCIES — 7.4%
Federal Home Loan Mortgage Corporation — 1.5% 2011	$20,000,000	$20,077,800
Federal Home Loan Mortgage Corporation — 5.% 2018	9,105,385	9,381,551
Federal National Mortgage Association — 7.5% 2028	80,393	86,777
U.S. Treasury Note — 3.875% 2010†	15,000,000	15,642,188
U.S. Treasury Note — 4.375% 2010†	40,000,000	42,493,750
U.S. Treasury Inflation-Indexed Notes — 3.375% 2012†	5,350,230	5,695,069
		$93,377,135
TOTAL BONDS & DEBENTURES — 65.0% (Cost $845,305,006)		$820,521,302
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $1,395,950,598)		$1,243,900,044
SHORT-TERM INVESTMENTS — 2.8% (Cost $35,380,000)
Short-term Corporate Note:
General Electric Capital Corporation — 0.1% 04/01/09	$35,380,000	$35,380,000
TOTAL INVESTMENTS — 101.3% (Cost $1,431,330,598)		$1,279,280,044
COMMON STOCKS — SHORT
American Capital, Ltd.*	(388,100)	$(725,747)
Apollo Group, Inc.*	(23,600)	(1,848,588)
Apollo Investment Corporation	(864,314)	(3,007,813)
AutoNation, Inc.*	(234,400)	(3,253,472)
Banco Bilbao Vizcaya Argentaria, S.A. — ADR	(259,400)	(2,108,922)
Banco Popular Espanol, S.A.	(271,100)	(1,718,774)
BJ's Wholesale Club, Inc.*	(71,000)	(2,271,290)
Boston Properties, Inc.	(79,100)	(2,770,873)

PORTFOLIO OF INVESTMENTS

March 31, 2009

	Shares	Value
COMMON STOCKS — SHORT — Continued
The Buckle, Inc.	(21,750)	$(694,477)
Capital One Financial Corporation	(173,300)	(2,121,192)
Coach, Inc.*	(33,000)	(551,100)
Deutsche Bank A.G.	(118,400)	(4,812,960)
Eclipsys Corporation*	(145,400)	(1,474,356)
Exxon Mobile Corporation	(75,400)	(5,134,740)
Granite Construction Incorporated	(59,200)	(2,218,816)
Guess?, Inc.	(73,249)	(1,544,089)
HCP, Inc.	(313,400)	(5,594,190)
The Home Depot, Inc.	(294,000)	(6,926,640)
Hospitality Properties Trust	(182,300)	(2,187,600)
HSBC Holdings plc (ADR)	(103,983)	(2,934,400)
Jarden Corporation*	(102,900)	(1,303,743)
Kingfisher plc	(975,000)	(2,096,250)
Marvel Entertainment, Inc.*	(68,400)	(1,816,020)
PharMerica Corporation*	(351,800)	(5,853,952)
Principal Financial Group, Inc.	(27,100)	(221,678)
Regis Corporation	(60,995)	(881,378)
Sally Beauty Holdings, Inc.*	(239,126)	(1,358,236)
Snap-on Incorporated	(8,600)	(215,860)
TCF Financial Corporation	(156,900)	(1,845,144)
Texas Roadhouse, Inc. (Class A)*	(297,000)	(2,830,410)
Treehouse Foods Inc.*	(40,700)	(1,171,753)
Urban Outfitters, Inc.*	(130,900)	(2,142,833)
Ventas Inc.	(85,900)	(1,942,199)
VistaPrint Limited*	(91,900)	(2,526,331)
VOLKSWAGEN A.G.	(1,000)	(307,210)
West Marine, Inc.*	(115,000)	(615,250)
TOTAL COMMON STOCKS — SHORT — (6.4)% (Proceeds $114,023,396)		$(81,028,286)
Other assets less liabilities, net — 5.1%		$64,808,848
TOTAL NET ASSETS — 100.0%		$1,263,060,606

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 4.7% of total net assets at March 31, 2009.

†  Security segregated as collateral for common stocks sold short.

††  WestPoint International is illiquid and has been valued by the Board of Trustees in accordance with the Fund's fair value procedures.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

ASSETS
Investments at value:
Investment securities — at market value (identified cost $1,398,248,188)	$1,243,900,044
Short-term investments — at amortized cost (maturities 60 days or less)	35,380,000	$1,279,280,044
Cash		359
Deposits for securities sold short		69,138,497
Receivable for:
Dividends and accrued interest	$9,904,863
Capital stock sold	4,368,615	14,273,478
		$1,362,692,378
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $114,023,396)	$81,028,286
Investment securities purchased	16,132,837
Advisory fees and financial services	1,105,858
Capital Stock repurchased	701,840
Dividends on securities sold short	330,231
Accrued expenses	243,809
Other liabilities	88,911	99,631,772
NET ASSETS		$1,263,060,606
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 66,096,094 outstanding shares		$1,411,131,196
Accumulated net realized loss on investments		(35,091,038)
Undistributed net investment income		8,373,482
Unrealized depreciation of investments		(121,353,034)
NET ASSETS		$1,263,060,606
NET ASSET VALUE
Offering and redemption price per share		$19.11

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

INVESTMENT INCOME
Interest		$27,753,077
Dividends		11,656,219
		$39,409,276
EXPENSES:
Advisory fees	$12,417,303
Short sale dividend expense	3,391,188
Financial services	1,241,730
Transfer agent fees and expenses	1,234,781
Custodian fees and expenses	92,312
Reports to shareholders	74,856
Trustees' fees and expenses	68,215
Registration fees	59,313
Legal fees	51,424
Audit and tax fees	47,775
Other expenses	71,143	18,750,040
Net investment income		$20,659,256
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Net realized loss on sale of investment securities	$(65,397,232)
Net realized gain on sale of investment securities sold short	31,620,888
Net realized loss on investments		$(33,776,344)
Change in unrealized depreciation of investments:
Investment securities	$(299,938,659)
Investment securities sold short	16,937,055
Change in unrealized depreciation of investments		(283,001,604)
Net realized and unrealized loss on investments		$(316,777,948)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(296,118,692)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009		Year Ended March 31, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$20,659,256		$28,023,037
Net realized gain (loss) on investments	(33,776,344)		90,464,944
Change in unrealized depreciation of investments	(283,001,604)		(72,857,086)
Change in net assets resulting from operations		$(296,118,692)		$45,630,895
Distribution to shareholders from:
Net investment income	$(20,024,527)		$(37,690,578)
Net realized capital gains	(11,733,860)	(31,758,387)	(107,701,365)	(145,391,943)
Capital Stock transactions:
Proceeds from Capital Stock sold	$645,622,363		$138,349,485
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	27,828,280		118,404,002
Cost of Capital Stock repurchased*	(328,678,398)	344,772,245	(318,075,941)	(61,322,454)
Total change in net assets		$16,895,166		$(161,083,502)
NET ASSETS
Beginning of year		1,246,165,440		1,407,248,942
End of year, including undistributed net investment income of $8,373,482 and $7,738,753 at March 31, 2009 and 2008, respectively		$1,263,060,606		$1,246,165,440
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		30,850,653		5,226,799
Shares issued to shareholders upon reinvestment of dividends and distributions		1,191,555		4,569,579
Shares of Capital Stock repurchased		(15,819,280)		(12,086,838)
Change in Capital Stock outstanding		16,222,928		(2,290,460)

*  Net of redemption fees of $281,213 and $68,767 for the years ended March 31, 2009 and 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of year	$24.99	$26.98	$26.47	$24.18	$22.74
Income from investment operations:
Net investment income	$0.35	$0.59	$0.72	$0.39	$0.11
Net realized and unrealized gain (loss) on investment securities	(5.63)	0.33	1.66	2.82	1.78
Total from investment operations	$(5.28)	$0.92	$2.38	$3.21	$1.89
Less distributions:
Dividends from net investment income	$(0.37)	$(0.75)	$(0.53)	$(0.33)	$(0.08)
Distributions from net realized capital gains	(0.23)	(2.16)	(1.34)	(0.59)	(0.37)
Total distributions	$(0.60)	$(2.91)	$(1.87)	$(0.92)	$(0.45)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$19.11	$24.99	$26.98	$26.47	$24.18
Total investment return**	(21.57)%	3.30%	9.26%	13.52%	8.43%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,263,061	$1,246,165	$1,407,249	$1,374,055	$1,102,149
Ratio of expenses to average net assets	1.50%†	1.34%†	1.35%†	1.39%†	1.40%†
Ratio of net investment income to average net assets	1.65%	2.06%	2.68%	1.45%	0.57%
Portfolio turnover rate	32%	29%	29%	24%	17%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2009, 2008, 2007, 2006 and 2005, the expense ratio includes short sale dividend expense equal to 0.27%, 0.12%, 0.10%, 0.11% and 0.12% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2008, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Reclassification of Capital Accounts

As of March 31, 2009, $49,596 of undistributed net realized gains was reclassified to undistributed net investment income in order to conform to accounting required by income tax regulations.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $561,853,635 for the year ended March 31, 2009. The proceeds and cost of securities sold resulting in net realized losses of $33,776,344 aggregated $249,002,806 and $282,779,150, respectively, for the year ended March 31, 2009. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2009, were as follows:

Undistributed Ordinary Income	$6,125,489
Accumulated Net Realized Losses	$13,219,694

In addition, the Fund elected to defer $21,748,518 of net realized losses incurred after October 31, 2008.

NOTES TO FINANCIAL STATEMENTS

Continued

For federal income tax purposes these losses will be recognized on April 1, 2009.

The tax status of distributions paid during the fiscal year ended March 31, 2009 and 2008 was as follows:

	2009	2008
Dividends from Ordinary Income	$20,024,527	$37,690,578
Distributions from Long-term Capital Gains	$11,733,860	$107,701,365

The cost of investment securities (excluding securities sold short) held at March 31, 2009, for federal income tax purposes was $1,396,123,021. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2009, for federal income tax purposes was $50,581,887 and $202,804,864, respectively resulting in net unrealized depreciation of $152,222,977. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended March 31, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2005 or by state tax authorities for years ended on or before March 31, 2004.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2009, the Fund paid aggregate fees of $67,935 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 5 — Securities Sold Short

The Fund maintains cash deposits with brokers in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Alternatively, the Fund segregates securities as collateral for securities sold short in lieu of maintaining such deposits. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2009, the Fund collected $281,213 in redemption fees, which is less than $0.01 per share.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on April 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3

NOTES TO FINANCIAL STATEMENTS

Continued

investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2009:

Investment Securities:
Level 1 — Quoted prices	$851,680,511
Level 2 — Other significant observable inputs	422,881,034	*
Level 3 — Significant unobservable inputs	4,718,499
Total investments	$1,279,280,044

*  Includes $35,380,000 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

Common Stocks Short:
Level 1 – Quoted prices	$(81,028,286)
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total common stocks short	$(81,028,286)

The following table summarizes the Fund's Level 3 investment securities and related transactions recorded at fair value on a recurring basis during the year ended March 31, 2009:

Beginning value at 4/1/08	$2,243,212
Net change in unrealized depreciation	(710,805)
Transfers into Level 3	3,186,093
Ending value at 3/31/09	$4,718,500

The information on the above reconciliation represents year to date activity for any investments identified using Level 3 inputs at either the beginning or end of the current fiscal year. Transfers into Level 3 represent their beginning value.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2009, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 5, 2009

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2009 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2008	$1,000.00	$1,000.00
Ending Account Value March 31, 2009	$818.20	$1,017.48
Expenses Paid During Period*	$6.75	$7.52

*  Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2009 (182/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Trustee† Years Served: 6	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (64)*	Trustee† Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

Patrick B. Purcell – (66)*	Trustee† Years Served: 3	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Trustee† Years Served: 6	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (46)	Trustee,† President & Chief Investment Officer Years Served: 15	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (64)	Vice President Years Served: 6	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 6	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 6	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 6	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2008	2009
(a) Audit Fees	$39,000	$41,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,550	$6,875
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 29, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  May 29, 2009